Exhibit 24

Information Regarding Joint Filers

Designated Filer of Form 4: Ardsley Advisory Partners LP

Date of Earliest Transaction Required to be Reported: August 5, 2020

Issuer Name and Ticker Symbol: Sunopta Inc. (STKL)

Names:	Ardsley Advisory Partners LP, Ardsley Advisory Partners GP LLC, Ardsley Partners I GP LLC, Philip J. Hempleman, Ardsley Partners Renewable Energy Fund, L.P., Ardsley Healthcare Fund, L.P., Ardsley Partners Duckdive Fund, L.P., Ardsley Ridgecrest Partners, L.P.

Address:	Ardsley Advisory Partners LP 262 Harbor Drive, 4th Floor Stamford, CT 06902

Signatures:

The undersigned, Ardsley Advisory Partners LP, Ardsley Advisory Partners GP LLC, Ardsley Partners I GP LLC, Phillip Hempleman, Ardsley Partners Renewable Energy Fund, L.P., Ardsley Healthcare Fund, L.P., Ardsley Partners Duckdive Fund, L.P., and Ardsley Ridgecrest Partners, L.P. are jointly filing the attached Statement of Changes in Beneficial Ownership of Securities on Form 4 with respect to the beneficial ownership of securities of Sunopta Inc.

ARDSLEY ADVISORY PARTNERS LP

By: Ardsley Advisory Partners GP LLC, its General Partner

/s/ Steve Napoli

By: Steve Napoli, Partner

ARDSLEY ADVISORY PARTNERS GP LLC

/s/ Steve Napoli

By: Steve Napoli, Partner

ARDSLEY PARTNERS I GP LLC

/s/ Steve Napoli

By: Steve Napoli, Partner

PHILIP J. HEMPLEMAN

By: Steve Napoli/Attorney-in-Fact for Philip J. Hempleman

/s/ Steve Napoli*

By: Steve Napoli

ARDSLEY HEALTHCARE FUND, L.P.

By: Ardsley Partners I GP LLC, General Partner

/s/ Steve Napoli

By: Steve Napoli, Partner

ARDSLEY PARTNERS RENEWABLE ENERGY FUND, L.P.

By: Ardsley Partners I GP LLC, General Partner

/s/ Steve Napoli

By: Steve Napoli, Partner

ARDSLEY DUCKDIVE FUND, L.P.

By: Ardsley Partners I GP LLC, General Partner

/s/ Steve Napoli

By: Steve Napoli, Partner

ARDSLEY RIDGECREST PARTNERS FUND, L.P.

By: Ardsley Partners I GP LLC, General Partner

/s/ Steve Napoli

By: Steve Napoli, Partner

* Executed by Steve Napoli as Attorney-in-Fact for Philip J. Hempleman. The Power of Attorney for Mr. Hempleman is attached as Exhibit 2 to the Statement on Schedule 13G/A with respect to the Common Stock of Vaxgen, Inc., filed on February 15, 2006, and is incorporated herein by reference.